                                                                   Exhibit 10.27

                               FIRST AMENDMENT TO
                 WHOLESALE SOLUTIONS SWITCHED SERVICES AGREEMENT

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

This First Amendment (WSG0307-028r2) is made to the Wholesale Solutions Switched Services Agreement (WSG0206-048r18s) between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint") and VALOR TELECOMMUNICATIONS ENTERPRISES, LLC ("Customer") signed by Customer on July 2, 2003 and by Sprint on or about July 3, 2003 (collectively, the "Agreement"). The following modified and added terms and conditions are made a part of the Agreement effective the first day of the first billing month after this First Amendment is signed by Sprint and Customer ("First Amendment Effective Date") if Customer signs and returns this Agreement to Sprint by the 8th day of the current billing month. Otherwise, the First Amendment Effective Date is the first day of the second billing month after the month that Sprint signs the First Amendment.

Sprint and Customer agree as follows:

1. The Agreement is amended by deleting Attachment D-1 in its entirety and replacing it with the Attachment D-1 attached to this Amendment and incorporated by reference.

2. To become effective, the First Amendment must be signed by an authorized representative of Customer. Any change to this First Amendment is subject to written acceptance by a Sprint officer. All other terms and conditions in the Agreement, not amended above, will remain in effect. This First Amendment and any information concerning its terms and conditions are Sprint's proprietary information and are governed by the parties' Nondisclosure Agreement.

3. Sprint's offer to amend the Agreement will be withdrawn if this First Amendment is not executed by both parties within 45 days after September 30, 2003.

VALOR TELECOMMUNICATIONS ENTERPRISES,   SPRINT COMMUNICATIONS COMPANY L.P.
LLC

By: /s/ Jack Mueller                    By: /s/ Art MacDowell
    ------------------------                -------------------------
    Jack Mueller                            Art MacDowell
Title: President & COO                      Vice President, Wholesale
                                            Services Group

Date: 10/3/03                           Date: 10/03/03

APPROVED

LAT
SEPTEMBER 30, 2003

ATTORNEY
SPRINT LAW DEPT.

                 SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION

                                 ATTACHMENT D-1

Interstate Adjustment (Intrastate)

Base Rate

                             SWITCHED                  DEDICATED     DEDICATED TOLL
STATE    SWITCHED OUTBOUND   TOLL FREE    FONCARD    OUTBOUND EXT      FREE EXT.
-----    -----------------   ---------    -------   ---------------  --------------
  AK           [*****]          [*****]     [*****]        [*****]          [*****]
  AL           [*****]          [*****]     [*****]        [*****]          [*****]
  AR           [*****]          [*****]     [*****]        [*****]          [*****]
  AZ           [*****]          [*****]     [*****]        [*****]          [*****]
 CAa           [*****]          [*****]     [*****]        [*****]          [*****]
 CAb           [*****]          [*****]     [*****]        [*****]          [*****]
  CO           [*****]          [*****]     [*****]        [*****]          [*****]
  CT           [*****]          [*****]     [*****]        [*****]          [*****]
  DE           [*****]          [*****]     [*****]        [*****]          [*****]
  FL           [*****]          [*****]     [*****]        [*****]          [*****]
  GA           [*****]          [*****]     [*****]        [*****]          [*****]
  HI           [*****]          [*****]     [*****]        [*****]          [*****]
  LA           [*****]          [*****]     [*****]        [*****]          [*****]
  ID           [*****]          [*****]     [*****]        [*****]          [*****]
  IL           [*****]          [*****]     [*****]        [*****]          [*****]
  IN           [*****]          [*****]     [*****]        [*****]          [*****]
  KS           [*****]          [*****]     [*****]        [*****]          [*****]
  KY           [*****]          [*****]     [*****]        [*****]          [*****]
  LA           [*****]          [*****]     [*****]        [*****]          [*****]
  MA           [*****]          [*****]     [*****]        [*****]          [*****]
  MD           [*****]          [*****]     [*****]        [*****]          [*****]
  ME           [*****]          [*****]     [*****]        [*****]          [*****]
  MI           [*****]          [*****]     [*****]        [*****]          [*****]
  MN           [*****]          [*****]     [*****]        [*****]          [*****]
  MO           [*****]          [*****]     [*****]        [*****]          [*****]
  MS           [*****]          [*****]     [*****]        [*****]          [*****]
  MT           [*****]          [*****]     [*****]        [*****]          [*****]
  NC           [*****]          [*****]     [*****]        [*****]          [*****]
  ND           [*****]          [*****]     [*****]        [*****]          [*****]
  NE           [*****]          [*****]     [*****]        [*****]          [*****]
  NH           [*****]          [*****]     [*****]        [*****]          [*****]
  NJ           [*****]          [*****]     [*****]        [*****]          [*****]
  NM           [*****]          [*****]     [*****]        [*****]          [*****]
  NV           [*****]          [*****]     [*****]        [*****]          [*****]
  NY           [*****]          [*****]     [*****]        [*****]          [*****]
  OH           [*****]          [*****]     [*****]        [*****]          [*****]
  OK           [*****]          [*****]     [*****]        [*****]          [*****]
  OR           [*****]          [*****]     [*****]        [*****]          [*****]
  PA           [*****]          [*****]     [*****]        [*****]          [*****]
  RI           [*****]          [*****]     [*****]        [*****]          [*****]
  SC           [*****]          [*****]     [*****]        [*****]          [*****]
  SD           [*****]          [*****]     [*****]        [*****]          [*****]
  TN           [*****]          [*****]     [*****]        [*****]          [*****]
  TX           [*****]          [*****]     [*****]        [*****]          [*****]
  UT           [*****]          [*****]     [*****]        [*****]          [*****]
  VA           [*****]          [*****]     [*****]        [*****]          [*****]
  VT           [*****]          [*****]     [*****]        [*****]          [*****]
  WA           [*****]          [*****]     [*****]        [*****]          [*****]
  WI           [*****]          [*****]     [*****]        [*****]          [*****]
  WV           [*****]          [*****]     [*****]        [*****]          [*****]
  WY           [*****]          [*****]     [*****]        [*****]          [*****]

         a. Interstate Adjustment Base Rate for California Intrastate/Intralata traffic.

All states are Intrastate/Interlata traffic unless otherwise specified. The above listed base rates are [*****] for any tariff or contractual discounts ls.

FONCARD BONG SURCHARGE (PER CALL)

State    Rate
All     $[*****]

FONcard Surcharge [*****] for Discounts

                        Sprint Proprietary Information -
                                   RESTRICTED